UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K A-1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 8,  2010

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Wind Works Power Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 8,  2010 we entered into a Purchase and Sale Agreement with Aquavent GmbH, (“Aquavent”) which provides in part for Wind Works to acquire  100% of the Wind Park Burg 1 located near Magdeburg, in the eastern part of Germany (the “Acquisition Agreement”).   The purchase price for the Wind Park is  EUR 900,000 (approximately $1,125,000  based on a conversion ratio of $1.25 U.S. dollars per euro).  A total of 450,000 euros was due and  payable June 15, 2010  of which EUR 300,000 has been paid.  The Acquisition Agreement was subsequently amended to provide for payment of EUR 94,000 on or before September 15, 2010 and EUR 56,000 on or before November 11, 2010.

An additional EUR 225,000 is due after the casting of the first wind turbine foundation, but no later than January 15, 2011 and an additional EUR 225,000 will be due after casting of the second wind turbine foundation, but no later than April 30, 2011.

The Wind Park Burg I is fully permitted for construction under German law and will be receiving an   executed power purchase agreement at 9.52 Euros for 20 years.   Upon completion the wind farm is projected to have two wind turbines of the type Enercon E82 with a hub height of 138m and a power of 2 MW in the community Kraasa (municipal area municipal area designation, the district Altenburger Land, Thuringia).
The wind turbines will form the wind farm with a total of two wind turbines

Closing of the transaction will be subject to compliance with certain conditions precedent by both Wind Works and Aquavent.

The foregoing description of the Acquisition Agreement and the  amendment thereto is qualified in their entirety by reference to the full text of the Acquisition Agreement and its amendment which are  attached as Exhibit 10.1 and Exhibit 10.2 and are  incorporated in this report by reference.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1

Purchase and Sale Agreement

10.2

Amendment No. 1 to the Purchase and Sale Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 26,  2010

Wind Works Power Corp.
By:	/s/Ingo Stuckmann
Ingo Stuckmann, CEO

Exhibit 10.1

Two wind turbines in
Kraasa

V e r t r a g

on
Acquisition of the project rights

for the construction of two wind turbines

Enercon E82 / 2 MW / m hub height of 138

Between the

Aquavent Society for Environmental and renewable energy mbH, Alte Straße 3, 74 249 Merzhausen represented by its managing director Hans-Christian Grützner

- Hereinafter "Seller" -

and

Wind Power Works Corp..
346 Waverly Street, Ottawa, Ontario K2P 0W5 Canada
by Ingo stucco, CEO and Director
Germany Postal address: Mühlenstr. 51, 45472 Mülheim
- Hereinafter called "Buyer" -

thereof will project rights-purchase agreement
for two wind turbines (WT) closed:

Introduction
The Seller will transfer to the purchaser for valuable consideration all of the construction of two wind turbines (WT) at the site Kraasa necessary project rights and undertakes to teach individual for the construction and operation of the wind farm necessary, but still lack permits, easements and other rights at their own expense. The project is projected at the time of conclusion on two wind turbines of the type Enercon E82 with a hub height of 138m and a power of 2 MW in the community Kraasa (municipal area municipal area designation, the district Altenburger Land, Thuringia).
The wind turbines will form the wind farm with a total of two wind turbines Kraasa and marked with the No. 1 and No. 2 in the appropriate site plans. One of the WEA as a master system for the entire wind farm planned, because there the beginning of the external cable line is designed for grid connection.
The transfer is subject to the following conditions:

§ 1 Subject
A. ingredient and basis of this contract are the following plants:
• The corridor map attached as Appendix 1 to the subject of such contracts associated equipment and ancillary facilities (transformer station (s), cable, access roads, etc), including the Kabelverlegeplans,
• The approval attached as Appendix 2 to Building Code / BImSchG for two wind turbines of the type Enercon E82, 138m,
• The complete and exhaustive list of all transferred to use and license agreements, the approvals of agricultural users, and all other contracts and rights necessary for the establishment and operation of wind turbines necessary, 3 in Appendix

B. Significant information about the project, whose rights are transferred are:
1st The Planungsort results from the following table as well as from / to the site plan (Appendix 1):

                      WEA 1 | Hallway 2 | Parcel 29 | L 12 ° 16 `41.9 `` W 50 ° 59` 17.1 ``

 WEA 2 | Hallway 2 | Parcel 15 / 3 | L 12 ° 16 `52.2 `` W 50 ° 58` 57.4 ``

2nd The conclusion of the contract approved in WT type is called Enercon E82 with the following specifications:
2.1 The rated power of the wind turbine is 2 MW.
2.2 The hub height of 138m each.
2.3 The rotor diameter is 82m each.

C. The content of the contract is the transfer of all payment for the construction and operation of the aforementioned WEA necessary permits, contracts, rights, pursuant to the advice of a substantial part of this contract forming a five plants, and the transfer of all project-related documents of the seller the buyer.

§ 2 Objective
1st The transfer shall be made so that the buyer is in a position to continue building construction still required on the planning performance of the seller to the operation of wind turbines.

2nd The seller undertakes to respect, all transferred to the future in its favor resulting rights and obligations associated with the establishment and operation of two wind turbines of the wind farm Kraasa be related to the buyer without an addendum to this contract is complete.
3rd The seller agrees to it to provide possible and reasonable participation in activities that the registration required for the establishment and operation of two wind turbines of the wind farm Kraasa easements in favor of the seller or are required by the buyer to be named Company pursuant to the requirements of the financing bank .
4th The seller is furthermore committed to following the establishment and operation of two wind turbines of the wind farm necessary, but still lack rights to teach their own expense:

- Debt securities and collateral securing the cable route in accordance with Appendix 1
- Debt securities and collateral security for all the construction and the operation of the wind farm necessary rights of way in accordance with the
    Appendix 1 below plan

5th The seller agrees to provide the following additional benefits:

a) submission of two wind studies, which must be suitable for funding:

Döpel landscape planning from 04.14.2010 and wind test Grevenbroich on 03/30/2010

b) proof of payment of the costs for the decision BimSch approval in
25,000, - EUR (in words: twenty-five thousand);

c) submit a soil report, which is to provide the manufacturer of the WT (Expected ENERCON GmbH) suitable; (Note: The ground survey was posted on 04/20/2010 issued in agreement with Enercon, to the building office retail, Hummelweg 3, 06120 Halle and is already in progress.)

d) Application or amendment after the BImSchG, based on the operation and construction of two others, with their power rating is not approved models (ENERCON E 82, 2.0 MW ENERCON E 82, 2.3 MW), with a rated capacity of 2.3 MW addressed and that the same site, instead of the approved facilities will be established and operated.

    The obligation under § 2 para. 5 d) includes the requirement to file the application with all the authority required application documents, coordination with the Authority and such costs for any required planning documents and reports. Basis of the amendment is the permit issued. The obligation of the seller is limited solely to the system changes from 2.0 to 2.3 MW Enercon. Planning changes to other manufacturers, or other type of plant are possible only with the express consent of the seller, the seller may, however, these fail only if it result from this disadvantage.

§ 3 Implementation
1st The Seller will transfer to the buyer's rights and obligations under the license attached as Annex 2 to the district office BImSchG from 30/03/2010 Altenburger Land (AZ: 62/012/09-G). The buyer accepts the assignment and release the seller from the obligations arising from the approval or the result of the approval (eg, decommissioning obligation renaturation obligation, obligation to Monitorierung) and provides the buyer free of any associated costs. This does not affect the obligation of the seller to pay the in § 2 para. 5 b) above, certificate. Costs incurred by an administrative appeal or a request or an action in court in connection with the authorization and the arrangement of immediate or other Nebenentscheidungen in connection with the permit and the compensatory measures specified in the permit, the buyer. The seller will provide the required cooperation at the expense of and in coordination with the buyer to properly represent the interests of the client in an administrative or judicial appeal or litigation. Ggs. represents the seller in the interests of the client with the appropriate procedures and can be at the cost and expense of the buyer represented by lawyers.

2nd The Seller will transfer to the buyer all the rights to the annexed three designated uses and licensing agreements. The buyer assumes all the rights under those contracts and agrees to the assignment. The buyer indemnifies the seller from all obligations under those treaties. For the consent of the acquisition by the contractors of those contracts, the seller assumes no liability. The buyer is to withdraw from this Treaty until 31.12.2010 entitled, as soon as one of the contractors of those contracts is denied the permit or approval is denied as.

3rd The effectiveness of legal transfers and assignments according to § 3 para. 1st and second point is subject to the condition of full performance of the purchase price due under this contract. The transfer of the point in § 3. And a point. 2 above rights to third parties and their further assignment to third parties until full payment of the purchase price only allowed at the express written consent of the seller, the seller shall, however, promptly provided him at any disadvantage. Except for the transfer of rights to a financing bank, which may take place without the consent of the seller but the buyer is the seller of this show.

4th The seller gives the buyer immediately but not later than seven days from the contract the ownership of all project-related documents held by him, not intended for under § 2 para. 5 c), (Amendment) application is required. The seller is obliged to confirm to the buyer the full handover of project documentation in writing. The ownership of these documents goes on with full payment to the buyer. Until that time, the seller is entitled to the documents at any time demand from the buyer to surrender.
5th The feed is from commissioning of the wind turbine to the buyer.
6th The purchaser assumes the obligation of the buyer to the district Altenburger Land acquired decommissioning obligation from 07.09.2009 (Annex 4) and represents the seller free of this. In this connection it is pointed out that according to the lease addendum is coupled to the approval of the transfer of rights because the dismantling of the guarantee according Bimschgnehmigung property owner is present.
7th The buyer agrees to not themselves own planning within 5km to take to the sites. The Buyer undertakes, in the case of the planning and design of further wind turbines by the seller in the vicinity of the location or the location at the expense of the seller to agree to necessary measures and necessary to provide the buyer possible and reasonable cooperative actions, to be authorized to to allow construction and operation of additional wind turbines. These include in particular statements are required for the Liberation of interval space, to the granting of real property or contractually secured rights of way or similar rights for the installation of cable or declarations and acts of cooperation to other infrastructure. The seller undertakes to perform without the prior consent of the Buyer no further plans to worsen the yield of the two wind turbines of this contract by more than 2%, eg by shading of other wind turbines ("Nahplanung"). The buyer undertakes to accept, however, further Nahplanungen the seller if the buyer receives from the seller, a normal call option on this Nahplanungen.

§ 4 effectiveness of project rights
The seller explained that the approval by the BImSchG from 30/03/2010 Landragsamts Altenburger Land (AZ: 62/012/09-G) through the town was attacked and Starkenberg opposition was lodged. On the admissibility and merits of the opposition, the seller can not deliver an assessment, since the ground is not yet available. Of further appeals (for example, the courts from the order for immediate execution) the seller is not aware of. The seller has received for the project on 03.05.2010, the administrative order of immediate, Appendix 5
The seller said that is submitted after the contract with the building material Starkenberger Werke GmbH of 10.07.2008 / 14.07.2008 (Appendix 3) a guarantee in the amount of € 76.000, - € a bank or savings per wind turbine. These guarantees should be collected prior to the transfer of the leases to the buyer by the buyer.

§ 5 Purchase Price
1st For the transfers of goods within the meaning of § 1 of this agreement the following purchase price is agreed:
900.000, - €
(In words: nine hundred thousand Euro)

It is a fixed price.
2nd The purchase price is plus the sales tax, unless a sales tax liability exists.

§ 6 Payment of the purchase price

1st The price is due as follows:
a) the purchase price € 450 000 ,--,- gem. § 5 on 15/06/2010.
c) 225.000, - € acc. § 5 after casting of the first wind turbine foundation, but no later than 15/01/2011.
d) 225.000, --. Euro acc. § 5 after casting of the second wind turbine foundation, but no later than 04/30/2011.

2nd Payments under § 6 para. A debt-can be made by payment to the following account:
Bank: Volksbank Freiburg

BLZ: 680 900 00

Account number: 263 653 2009

3rd It is clarified that the authorization or approval of the amendment with a rated capacity of 2.3 MW wind turbines planned due date is not a requirement of the purchase price.

4th If it is established that the modified to be applied for approval for two models of E82 with a rated capacity of 2.3 MW is not granted, the purchase price reduced by 50,000 € per wind turbine. The buyer also has no claim because of failing the E82 models with a rated capacity of 2.3 MW.

§ 7 obligation to cooperate
The Parties undertake, in the implementation of this agreement underlying the payments to participate and to cooperate and to make all acts and declarations of intent to the extent this is necessary or appropriate to implement the project and the completion of this contract.

§ 8 portability
1st The buyer has the right to transfer this contract in part or in whole to third parties. The transfer of the contract, the assignment of rights under this agreement and assignment / transfer of rights, which is acquired under this contract or to exercise may be permitted under this Agreement, shall be allowed without the express, written consent of the seller. The seller agrees to make such an agreement without delay, provided that it will not cause any disadvantages. Except for the transfer of rights to a financing bank, which may take place without the consent of the seller but the buyer is the seller of this show. In any case, in whole or partial transfer of contract or transfer of rights to the assignee of all obligations related to transfer and in the form that the transfer leads, without further explanation and fulfillment action in the transfer of duties.

2nd A transfer of the rights conveyed by this contract positions on a third party by the buyer not relieve the latter from his obligation to pay the price. The buyer is liable to the seller so far as debtors and joined the obligation of the successor to the purchase price payment in the form of a debt accession.

§ 9 Warranty and Liability
The guarantee by the seller is limited to the effectiveness of the rights and contracts at the time of the contract. For the existence and enforceability of the rights conferred by this contract, the seller assumes no liability.

§ 10 Withdrawal, rescission
1st Both parties have the right to resign for good reason.
2nd are other major reasons in particular
a) the opening of insolvency proceedings against the other party, which is equivalent to a rejection of the opening of insolvency proceedings for lack of funds,
b) The wrongful breach of contract after the deadline for doing prompt repair / performance.

3rd The seller has in particular the right to withdraw in the event of a default after notice to the deadline for doing performance.

4th A withdrawal of the seller is possible after construction of the first foundation, only in case the deadline for doing to call the service. This withdrawal is only possible if (i) the Seller and the financing bank has made this call for power aware and (ii) is the bank failing that, the possibility of providing the service has been given an appropriate time and (iii) the power was provided either by the bank or by the consumer after a reasonable period.

5th The buyer has in particular the right to withdraw should the construction and operation of two wind turbines not be possible until 31.12.2010 because this does not have all necessary rights and permits.
6th The withdrawal is to explain in writing.

§ 11, additional proceeds clause lease
The buyer undertakes to the buyer in addition pay the agreed under § 5 Payment 4.5% of annual net feed-in tariff of two wind turbines Kraasa net of expenses from the rent, cable, and right of way contracts annually for the entire duration of the wind turbine against the invoice. The buyer is obliged to return the investments of the previous year respectively to 15.3. disclose the following year, the seller will then make a corresponding invoice.

§ 12 Final provisions
1st If the construction and operation of two wind turbines not be possible until 31.12.2010, for lack of all the necessary rights and permits (eg in the case of a successful action against the permit), the seller undertakes, replacement sites the same quality / quality to obtain or to refund already received payments.
2nd Changes and additions to this contract or the equipment must be in writing and this also applies to the waiver / modification of the clause.
3rd Verbal agreements have been reached.
4th If individual provisions of the contract in whole or in part invalid or not feasible or will this be the validity of the remaining agreements are not affected. The same applies if this contract contains a loophole. Instead of the invalid or unenforceable provisions or for filling of gaps are agreements to those which the comes with this contract by the contracting economic intentions and legally as close as possible.
5th The buyer has the right to change the terms of this contract to be in accordance with the rules of the SEC public. Similarly, the buyer the right, essential content of this contract has to be published in a press release.
6th The parties acknowledge that it received with each signature, a signed version of this agreement.
7th It is only the law of the Federal Republic of Germany. The UN purchasing law is excluded.
8th The exclusive venue is Leipzig.
9th The terms of the buyer and seller are not applicable.
10th This Treaty is subject to the approval of the Board of Directors of WW. WW will seek to obtain such approval within 14 days of signature.

Freiburg, the Ottawa ________________ the ________________

________________________________

_____________________________
Hans Christian Grützner Ingo Stuckmann       Ingo Stuckmann, CEO
Managing Director

Wind Works Power Corp.

Aquavent Society for Umweltechnik
and renewable energy Power Corp. Ltd.

as sellers than buyers

Annexes to the Treaty

Appendix 1: Location Plan + cables

Appendix 2: Approval by the Federal Pollution Control Act

Appendix 3: List of leases, permits and easements
                and other contracts

Appendix 4: decommissioning obligation

Appendix 5: immediate execution

Exhibit 10.2

1st  Amendment to Sale and Purchase Agreement of Project Rights for 2 Wind Energy Generators in Kraasa and for the Construction of 2 Wind Energy  Generators ENERCON E82/ 2 MW/ 138m hub height

By and between

Aquavent Gesellschaft für Umwelttechnik und regenerierbare Energien mbH, Alte Straße 3, 74249 Merzhausen, represented by the  Managing Director Hand-Christian Grützner ( hereafter “ Seller“)

And

Wind Works Power Corp., 346 Waverly Street, Ottawa, Ontario K2P 0W5 represented by Ingo Stuckmann, Chief Executive Officer and Director ( hereafter the „ Buyer“)

Buyer and Seller herewith agree to the following amendments, that have been agreed upon verbally on June 11th , 2010:

1.

The Purchase and Sales Agreement upon which this amendment is based has been assigned and transfered from Wind Works Power Corp. Onto its wholly owned subsididuary Wind Works Projects GmbH & Co KG, Managing Director Ingo Stuckmann, with ist registered office at  Mühlenstrasse 51, 45472 Mülheim.

2.

The first payment milestone will be split as follows.

a.

300,000 EUR netto, which have been paid on June 18th , 2010

( Note: 45,000 EUR have been paid onto the account of a 3rd party upon direction of the Seller.)

b.

94,000 EUR netto by September 15th, 2010

c.

56,000 EUR netto by November 11th 2010

All payments are subject to 19% tax.

1.

The Parties agree that any payments made after June 15th, 2010 will incurr  an interest of  8% p.a.

________________________________ _____________________________
Hans Christian Grützner Ingo Stuckmann
Managing Director
Aquavent Society for Umweltechnik
and renewable energy Power Corp. Ltd. Wind Works.
as sellers than buyers